UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 5, 2023 (June 30, 2023)

U.S. Xpress Enterprises, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada	001-38528	62-1378182
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of principal executive offices)	(Zip Code)

(423) 510-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	USX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on June 30, 2023 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of March 20, 2023 (the “Merger Agreement”), by and among U.S. Xpress Enterprises, Inc., a Nevada corporation (“U.S. Xpress” and following the consummation of the Merger, the “Surviving Corporation”), Knight-Swift Transportation Holdings Inc., a Delaware corporation (“Knight-Swift”), and Liberty Merger Sub Inc., a Nevada corporation and an indirect wholly owned subsidiary of Knight-Swift (“Merger Subsidiary”). Pursuant to the Merger Agreement, Merger Subsidiary merged with and into U.S. Xpress (the “Merger”), with U.S. Xpress surviving the Merger as an indirect subsidiary of Knight-Swift. The Merger was effective at 12:02 Eastern Daylight Time on July 1, 2023 (the “Effective Time”).

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, U.S. Xpress caused to be repaid in full all indebtedness, liabilities and other obligations under, and terminated, the Credit Agreement, dated as of January 28, 2020, by and among U.S. Xpress and certain of its subsidiaries, as borrowers, certain other of U.S. Xpress’ direct and indirect wholly owned subsidiaries as guarantors, and Bank of America, N.A., as administrative agent, swingline lender, and L/C issuer.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time, each share of Class A common stock of U.S. Xpress, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (“Class A common stock”), and each share of Class B common stock of U.S. Xpress, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (“Class B common stock, and collectively with the Class A common stock, the “U.S. Xpress Stock”), other than (a) the shares of U.S. Xpress Stock held by U.S. Xpress as treasury stock, (b) the shares of U.S. Xpress Stock owned by Knight-Swift, Merger Subsidiary, or any direct or indirect wholly owned subsidiary of Knight-Swift or Merger Subsidiary (which shares described in the preceding items (a) and (b) U.S. Xpress refers to collectively as the “Excluded Shares”) and (c) the Rollover Shares (as defined and further described in the Merger Agreement), were automatically cancelled and converted into the right to receive $6.15 in cash, without interest (the “Merger Consideration”). The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to U.S. Xpress’ Current Report on Form 8-K filed on March 21, 2023, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On June 30, 2023, U.S. Xpress notified the New York Stock Exchange (the “NYSE”) of the completion of the Merger and requested that NYSE halt trading in the Class A common stock and file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration on Form 25 to affect the delisting from the NYSE of the Class A common stock.

Additionally, the Surviving Corporation intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Class A common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of the U.S. Xpress’ reporting obligations under Section 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note, Item 2.01 Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, the holders of U.S. Xpress Stock outstanding immediately before the Merger ceased to have any rights as stockholders of U.S. Xpress (other than their right to receive the Merger Consideration pursuant to and in accordance with the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information provided in the Introductory Note, Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Merger and at the Effective Time, a change in control of U.S. Xpress occurred and U.S. Xpress became an indirect subsidiary of Knight-Swift.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with, and by virtue of, the completion of the Merger, at the Effective Time, all of the directors of U.S. Xpress ceased to be directors of U.S. Xpress and members of any committees of U.S. Xpress’ board of directors. In addition, in connection with the completion of the Merger, at the Effective Time, the following officers of U.S. Xpress ceased to be officers of U.S. Xpress: (i) Max L. Fuller ceased to be the Executive Chairman of U.S. Xpress, (ii) William E. Fuller ceased to be the Chief Executive Officer of U.S. Xpress, (iii) Eric Peterson ceased to be the Chief Financial Officer and Treasurer of U.S. Xpress, and (iv) Jason Grear ceased to be the Chief Accounting Officer of U.S. Xpress.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the Merger Agreement, at 12:01 a.m. Eastern Daylight Time on July 1, 2023, U.S. Xpress’ then existing articles of incorporation were amended. A copy of the U.S. Xpress’ Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, U.S. Xpress’ then existing articles of incorporation and bylaws were each amended and restated in their entirety. Copies of the Surviving Corporation’s Fourth Amended and Restated Certificate of Incorporation and Fourth Amended and Restated Bylaws are filed as Exhibit 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events

On July 5, 2023, U.S. Xpress issued a joint press release with Knight-Swift announcing the completion of the Merger. The full text of the press release is attached hereto as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of March 20, 2023, by and among U.S. Xpress, Knight-Swift and Merger Subsidiary (incorporated by reference herein to Exhibit 2.1 to U.S. Xpress’ Form 8-K filed on March 21, 2023).
3.1	Certificate of Amendment of U.S. Xpress Enterprises, Inc.
3.2	Fourth Amended and Restated Certificate of Incorporation of U.S. Xpress Enterprises, Inc.
3.3	Fourth Amended and Restated Bylaws of U.S. Xpress Enterprises, Inc.
99.1	Press Release dated July 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. XPRESS ENTERPRISES, INC.

	By:	/s/ Nathan Harwell
	Name:	Nathan Harwell
Date: July 5, 2023	Title:	Executive Vice President, Chief Legal Officer, and Secretary